Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of QEP Midstream Partners, LP (the "Partnership") on Form 10-Q for the quarterly period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gregory J. Goff, Chief Executive Officer of the Partnership, and Steven M. Sterin, Vice President and Chief Financial Officer of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

QEP MIDSTREAM PARTNERS, LP
(Registrant)

	By:	QEP Midstream Partners GP, LLC
(as General Partner)

May 8, 2015		/s/ GREGORY J. GOFF
Gregory J. Goff
Chief Executive Officer

May 8, 2015		/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer